PetroQuest Energy, Inc.

ENERGY:::GROWTH:::PETROQUEST

April 2006

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

PetroQuest Energy, Inc.

400 East Kaliste Saloom Road, Suite 6000
Lafayette, Louisiana 70508
Phone: (337) 232-7028
Fax: (337) 232-0044
www.petroquest.com
NYSE: PQ
Corporate Contact: Todd Zehnder
The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although
the company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.  Important factors that could cause actual  results to differ materially from those included in the forward looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, the impact of inclement weather conditions including hurricanes, drilling and operating risks, uncertainties about the estimates of reserves, competition,  environmental risks, government regulation and the ability of the company to meet its stated business goals.
Opening Remarks

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

Corporate Characteristics
■
Historically, our growth has come through the drill bit
and strategic acquisitions
■
7-year historical drilling success – 88%
■
7-year F&D and Reserve Replacement – $2.52/Mcfe
and 255%
■
Added resource play acreage to growth profile –
closed 12 acquisitions (68 Bcfe) since December
2003 (blended cost of $1.44/Mcfe)
■
Top quartile operator among peers
■
Highly experienced team with proven track record
for generating shareholder returns

ENERGY:::GROWTH:::PETROQUEST

$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Stock Price
Enterprise Value ($MM)
$800.0
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
97
98
99
00
01
02
03
04
05

PetroQuest Energy, Inc.

Merger
$0.81
$5.32
$700
$163
$11.45
Adding Up Our Milestones

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

Seven Years of Growth
■
Reserves         38% CAGR
■
Production           39% CAGR
■
Cash Flow         137% CAGR
■
Shareholders’ Equity             35% CAGR
■
Stock price          39% CAGR

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

Optimize Existing Production
Development Drilling
Resource Play Development
Synergistic Acquisitions
Exploration Program
Increases in Corporate Metrics
Company Growth Strategy

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

Arkoma
Basin
East Texas
Gulf Coast
Region
Lafayette
Houston
New Orleans
Non-operated
PQ operated
We have grown beyond
being solely a Gulf Coast
Basin company -
8.1 R/P Ratio at 12/31/05
50% Reserves
50% Reserves
Our Properties

ENERGY:::GROWTH:::PETROQUEST

CONVENTIONAL PLAYS

15%
11%
29%
45%

EAST TX
ARKOMA
South
Louisiana
Offshore
GOM
UNCONVENTIONAL PLAYS
Proved
Reserves (1)
40.1
25.4
14.5
50.9
Drilling
Locations (1)
180
679
22
35
Yearly
Prod. (2)

EAST TEXAS
ARKOMA
SOUTH LOUISIANA
OFFSHORE GULF OF MEXICO
■
Three
separate
basins – all
core to PQ
Gulf Coast
Net Unrisked
Inventory (1)
83
515
188
216
(1) As of December 31, 2005  (reserves and inventory in Bcfe)
(2) Based on guidance for 2006  (62 – 69 MMcfe/day)
Our Portfolio
■
Three
separate
basins – all
poised for
growth

Propelling our Future Growth
■
Approximately 40% of projected reserve growth will
come from new “resource” plays
■
50% of our reserves are in long-lived basins
■
To date – 94% drill bit success rate in long-lived areas
■
30% of our daily production is from these areas
■
Concentration in three core areas with significant
control of operations
■
Large acreage positions with expansion potential
■
Facilities ownership and control
■
Value adding potential through technology
improvements in long-lived areas

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

Oklahoma
Arkansas
■
Approximately 35,000 net acres in the Hartshorne Coal
■
Approximately 500 Hartshorne Coal locations identified
■
Three rigs working full time in the Hartshorne Coal
■
Typical economics: .6 Bcf; $600,000 completed well cost; 150-500 Mcf/day I.P. rate
■
Additional upside in other horizons (Cromwell, Booch)
■
Operate 152 miles of gathering system
■
Current production of ~9,000 Mcf/day from the Hartshorne coal; increasing monthly
Hartshorne
Coal
Arkoma
Basin
Arkoma Basin

ENERGY:::GROWTH:::PETROQUEST

100
90
80
70
60
50
40
30
20
10
Internal Rate of Return (%)
$4.00
$6.00
$8.00
$10.00

PetroQuest Energy, Inc.

Horizontal Coal Bed Methane Well Economics
■
 Capital Expenditure   $0.6MM
■
 Reserves                  0.6 Bcfe
■
 F&D Cost (per Mcf)   $1.00
■
 LOE                           $0.65 / Mcfe
■
 I.P. Rate                    0.25 MMcfe/d
■
 Reserve Life              25 years
Gas Price (per Mcf)
Arkoma Basin

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

Arkoma Basin
Caney / Woodford Shale
PQ acreage
LEGEND
Caney Woodford
Shale Trend
Fayetteville
Shale Trend
Barnett
Shale Trend
Texas
Oklahoma
Arkansas
  Caney / Woodford Shale
n
 Approximately 20,000 net acres
n
 Projected 80 acre spacing - 250 locations
n
 Projected 40 acre spacing - 500 locations
n
 Current economics per well: 2.5 Bcf; $3.5MM
     completed well cost; 2.2 MMcf/day I.P. rate
n
 PQ plans to begin development of our shale
    acreage during April 2006
Arkoma Basin – Emerging Resource Play

East Texas Basin
■
58,000 gross acres; anchored by SE Carthage Field
■
13 MMcfe/day net production (average of 12/05)
■
12,500 Mcfe/day net production in SE Carthage Field
■
500 Mcfe/day net production in other areas
■
Travis Peak and Cotton Valley Formations
■
$1.9 MM average well cost – dual completion
■
1+ Bcfe reserve potential per well
■
Over 100 identified locations in SE Carthage Field
■
Four new areas entered during 2005 with 80+ possible locations
■
Two full time rigs working in the basin

ENERGY:::GROWTH:::PETROQUEST

TEXAS
WOOD
MARION
UPSHUR
KAUFMAN
VAN ZANDT
HENDERSON
NAVARRO
ANDERSON
CHEROKEE
SHELBY
NACOGDOCHES
LIMESTONE
HOUSTON
ROBERTSON
TRINITY
POLK
JASPER
SABINE
MADISON

PetroQuest Energy, Inc.

SE CARTHAGE
GROSS ACRES: 45,000
I.P. RATE – 1,300
MCF/DAY
POTENTIAL DRILLS:
100+
SOUTH HAWKINS
GROSS ACRES: 951
I.P. RATE - 500 MCF/DAY
POTENTIAL DRILLS:
5+
NICKLAUS PROSPECT
GROSS ACRES: 1,055
15+
POTENTIAL DRILLS:
JONES PROSPECT
GROSS ACRES: 2,540
POTENTIAL DRILLS:
15+
SOUTH ALTO
GROSS ACRES: 4,845
I.P. RATE – 1,000
MCF/DAY
POTENTIAL DRILLS: 15
HOGAN PROSPECT
GROSS ACRES: 1,613
POTENTIAL DRILLS:
15+
PALMER PROSPECT
GROSS ACRES: 1,900
POTENTIAL DRILLS:
15+
PROSPECTS
DISCOVERIES
TEXAS
East Texas Basin

ENERGY:::GROWTH:::PETROQUEST

70
60
50
40
30
20
10
0
Internal Rate of Return (%)
$4.00
$6.00
$8.00
$10.00

PetroQuest Energy, Inc.

■
 Capital Expenditure     $1.9MM
■
 Reserves                     1.1 Bcfe
■
 F&D Cost (per Mcf)      $1.73
■
 LOE                             $0.73 / Mcfe
■
 I.P. Rate                       1.3 MMcfe/d
■
 Reserve Life                30+ years
Gas Price (per Mcf)
Carthage Field – Dual Completed Well Economics
East Texas Basin

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

	2005 CF Multiple(1)	2006 CF Multiple(1)
PetroQuest Energy	5.7	3.6
Bill Barrett Corp	8.1	6.3
Carrizo Oil & Gas	12.3	8.9
Denbury Resources	9.4	8
EOG Resources	7	6.1
Gasco Energy	119.0(2)	55.3 (2)
Goodrich Petroleum	15.9	6.9
Quicksilver Resources	16.2	10.3
Southwestern Energy	16.7	11.9
The Exploration Co.	12.9(3)	8.0(3)
Ultra Petroleum	22.1	16.2
Average, excluding PetroQuest	24	13.8

Average, excluding high / low & PetroQuest	14.2	9.6
(1) Completion of estimates from the Gerdes Group as of 3/3/06
(2) Jefferies & Co. estimate
(3) A.G. Edwards estimate
Resource Players
Cash Flow Comparison

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

Oakbourne
(P&A)
Turducken
Cayenne (Producing)
The Farm
Lafayette
Pelican Point
(Completing)
Grey Plantation
English Turn
Atchafalaya
2006 South Louisiana Drilling Program

ENERGY:::GROWTH:::PETROQUEST

Well	NRI	First Production	Feet of Pay	I.P. Rate
Cayenne	37%	Feb-06	10' net TVD	2,500 Mcfe/d
Pelican Point	18%	May-06	90' net TVD	10,000+ Mcfe/d
Oakbourne				P&A'd

Turducken	38%	12,600	7 Bcfe	May-06
English Turn	34%	13,800	20 Bcfe	May-06
The Farm	48%	13,000	10 Bcfe	May-06
Grey Plantation	23%	17,900	34 Bcfe	Jun-06
Atchafalaya	23%	15,500	62 Bcfe	Jul-06

PetroQuest Energy, Inc.

2006 South Louisiana Drilling Program

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

Pacific Grove
(Drilling)
Lafayette
Grayhawk
(Completing)
Pine Valley
Denali
(P&A)
WC Drilling
Program
SS 72 Drilling
Program
2006 Gulf of Mexico Drilling Program

ENERGY:::GROWTH:::PETROQUEST

Prospect	NRI	First Production	Feet of Pay	I.P. Rate
Grayhawk	18%	Jul-06	132' net TVD	20,000 Mcfe/d
Denali				P&A'd

Prospect	Ownership	Total Depth	Gross Unrisked Reserves	Spud Date
Pacific Grove	25%	15,500	36 Bcfe	Drilling
Pine Valley	42%	12,300	16 Bcfe	Dec-06
SS 72 Program	30%	Various	< 10 Bcfe/drill	Various
WC Program	25%	Various	< 10 Bcfe/drill	Various

PetroQuest Energy, Inc.

2006 Gulf of Mexico Drilling Program

Consistent Approach Generates
Continued Growth
■
Economic reserve additions and
production growth
■
Effective cost control
■
Balanced portfolio of projects
■
Use acquisitions to augment future
drilling program

ENERGY:::GROWTH:::PETROQUEST

200
180
160
140
120
100
80
60
40
20
0
1998
1999
2000
2001
2002
2003
2004
2005

PetroQuest Energy, Inc.

Resource Play
Inventory Wedge
East Texas
Arkoma
Gulf Coast
Bcfe
2006
2007
Growth in Reserves

ENERGY:::GROWTH:::PETROQUEST

$175
$150
$125
$100
$75
$50
$25
$0
1998
1999
2000
2001
2002
2003
2004
2005
2006

PetroQuest Energy, Inc.

in millions
Cash Flow Growth

ENERGY:::GROWTH:::PETROQUEST

$6.90
$5.90
$4.90
$3.90
$2.90
$1.90
$0.90
($0.10)
1998
1999
2000
2001
2002
2003
2004
2005

PetroQuest Energy, Inc.

$ / Mcf
Gross Margin

ENERGY:::GROWTH:::PETROQUEST

PetroQuest Energy, Inc.

Onshore
Offshore
100% Gulf Coast
29% East
Texas
20% Arkoma
24% South
Louisiana
27% GOM
$145 - 160 million
Drill 158 Wells
$64 million
Drilled 10 Wells
2002
2006
Capital Investment Program –
Our Change is Complete

ENERGY:::GROWTH:::PETROQUEST

160
140
120
100
80
60
40
20
0
Drilled
Completed
1998
1999
2000
2001
2002
2003
2004
2005
2006E

PetroQuest Energy, Inc.

Drilling Activity Leads to Production Growth

ENERGY:::GROWTH:::PETROQUEST

25
23
20
18
15
13
10
8
5
3
0
1998
1999
2000
2001
2002
2003
2004
2005
2006E

PetroQuest Energy, Inc.

Gulf Coast
East Texas
Arkoma
Bcfe
We’re Forecasting Production Growth

Framework for Future Growth
■
PetroQuest has the inventory and capability to
continue its steady production and reserve
growth in all three basins
■
Resource plays forecasted to grow production
and reserves in our long-lived areas
■
Continue to improve operating efficiencies in our
long-lived areas through continuous drilling
■
15 high quality exploration prospects in inventory
■
Balance sheet supports reserve base expansion
■
Management owns largest portion of company
among peer group

April 2006